UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2021

Aesther Healthcare Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40793	87-1309280
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

515 Madison Avenue, Suite 8078 New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 908-2658

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one half of one redeemable Warrant	AEHAU	The NASDAQ Stock Market LLC
Class A common stock, par value $0.0001 per share	AEHA	The NASDAQ Stock Market LLC
Warrants, each exercisable for one share of Class A common stock for $11.50 per share	AEHAW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 17, 2021, Aesther Healthcare Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 10,500,000 units (“Units”), which included the exercise of a portion (500,000 Units) of the underwriters’ option to purchase up to an additional 1,500,000 Units to cover over-allotments. Each Unit consists of one share of Class A common stock, $0.0001 par value per share (“Common Stock”) and one half of one redeemable warrant (“Public Warrant”), each whole Public Warrant exercisable into one share of Common Stock at an exercise price of $11.50 per share. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $105,000,000. Pursuant to the Underwriting Agreement, the underwriters in the IPO retain a 45-day option to purchase up to an aggregate of 1,500,000 additional Units to cover over-allotments, if any (of which a portion thereof was exercised at closing as discussed above).

In connection therewith and the closing of the IPO, the Company entered into the following agreements, forms which were previously filed as exhibits to the Registration Statement (defined below). On September 14, 2021, the Registration Statement (as defined below) was declared effective by the Securities and Exchange Commission.

●	An Underwriting Agreement, dated September 14, 2021, by and between the Company and EF Hutton, division of Benchmark Investments, LLC, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.
●	A Warrant Agreement, dated September 14, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.
●	A Letter Agreement, dated September 14, 2021, by and among the Company, its officers and directors and the Company’s sponsor, Aesther Healthcare Sponsor, LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.
●	An Investment Management Trust Agreement, dated September 14, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.
●	A Registration Rights Agreement, dated September 14, 2021, by and among the Company and certain security holders, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.
●	A Placement Warrant Purchase Agreement, dated September 14, 2021 (the “Warrant Subscription Agreement”), by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.
●	An Administrative Support Agreement, dated September 8, 2021 (the “Administrative Services Agreement”), by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.
●	Indemnification Agreements, each dated September 8, 2021 or September 14, 2021, between the Company and each of the officers and directors of the Company, attached as Exhibits 10.5 through 10.11 hereto and incorporated herein by reference.

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and attached hereto as Exhibits 1.1, 4.1, 10.1, 10.2, 10.3, 10.4, 10.5, and 10.6 through 10.11, respectively.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the consummation of the IPO and the sale of the Units, the Company consummated the private placement (“Private Placement”) of an aggregate of 5,411,000 warrants (“Placement Warrants”), which were purchased by Aesther Healthcare Sponsor, LLC (the “Sponsor”), generating total proceeds of $5,411,000. The Sponsor has committed to purchase up to an additional 300,000 Private Placement Warrants if the underwriters exercise the remainder of their over-allotment option in full. The Placement Warrants (and the underlying securities) are identical to the Public Warrants sold as part of the Units in the IPO, except that the Private Placement Warrants, so long as they are held by our Sponsor, or its permitted transferees, (i) may not (including the common stock shares issuable upon exercise of these warrants), subject to certain limited exceptions, be transferred, assigned or sold by the holders until 30 days after the completion of our initial business combination, and (ii) will be entitled to registration rights. The Private Placement Warrants (including the common stock issuable upon exercise thereof) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holder. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On September 13, 2021, in connection with the IPO, the Company filed an Amended and Restated Certificate of Incorporation with the Secretary of the State of Delaware, effective the same day. The terms of the Amended and Restated Certificate of Incorporation are set forth in the Company’s registration statement on Form S-1, as amended (File No. 333-258012) (collectively, the “Registration Statement”), and are incorporated herein by reference. A copy of the Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $107,100,000, comprised of $103,690,000 of the net proceeds from the IPO (which amount includes $3,150,000 of the underwriter’s deferred discount) and $3,410,000 of the proceeds from the Private Placement, were placed in U.S.-based trust account established for the benefit of the Company’s public stockholders at JPMorgan Chase Bank N.A., with Continental Stock Transfer & Trust Company acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to us to pay our tax obligations and up to $100,000 of interest that may be used for our dissolution expenses, the proceeds held in the trust account will not be released until the earliest to occur of: (i) the completion of our initial business combination, (ii) the redemption of any public shares properly submitted in connection with a stockholder vote to amend our amended and restated certificate of incorporation (A) to modify the substance or timing of our obligation to allow redemption in connection with our initial business combination or certain amendments to our charter prior thereto or to redeem 100% of our public shares if we do not complete our initial business combination within 12 months from the closing of the IPO (subject to our right to exercise an option to extend such period for up to six months (subject to two three month extension periods)(each an “Extension Period”), or (B) with respect to any other provision relating to stockholders’ rights or pre-business combination activity and (iii) the redemption of 100% of our public shares if we are unable to complete an initial business combination within the required time frame (subject to the requirements of applicable law).

On September 14, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On September 17, 2021, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
1.1	Underwriting Agreement, dated September 14, 2021, by and between the Company and EF Hutton, division of Benchmark Investments, LLC
3.1	Amended and Restated Certificate of Incorporation
4.1	Warrant Agreement, dated September 14, 2021, by and between Continental Stock Transfer & Trust Company and the Company
10.1	Investment Management Trust Agreement, dated September 14, 2021, by and between Continental Stock Transfer & Trust Company and the Company
10.2	Registration Rights Agreement, dated September 14, 2021, by and among the Company and the Sponsor
10.3	Letter Agreement, dated September 14, 2021, by and among the Company, its officers and directors and the Sponsor
10.4	Placement Warrant Purchase Agreement, dated September 14, 2021, by and between the Company and the Sponsor
10.5	Administrative Support Agreement, dated September 14, 2021, by and between the Company and the Sponsor
10.6	Indemnity Agreement, dated September 8, 2021, by and among the Company and Suren Ajjarapu
10.7	Indemnity Agreement, dated September 8, 2021, by and among the Company and Howard A. Doss
10.8	Indemnity Agreement, dated September 14, 2021, by and among the Company and Siva Saravanan
10.9	Indemnity Agreement, dated September 14, 2021, by and among the Company and Michael L. Peterson
10.10	Indemnity Agreement, dated September 14, 2021, by and among the Company and Venkatesh Srinivasan
10.11	Indemnity Agreement, dated September 14, 2021, by and among the Company and Donald G. Fell
99.1	Press Release Announcing Pricing of IPO
99.2	Press Release Announcing Closing of IPO

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 17, 2021

Aesther Healthcare Acquisition Corp.

By:	/s/ Suren Ajjarapu
Name:	Suren Ajjarapu
Title:	Chief Executive Officer